UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No 1.)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 12, 2010

CHINA ENVIRONMENTAL PROTECTION INC.
 (Exact name of registrant as specified in its charter)

Nevada	333-148928	75-3255056
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Jiangsu Zhenyu Environmental Protection Technology Co. Ltd.
West Garden, Gaocheng Town, Yixing City, Jiangsu Province, P.R. China
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

214214
(Zip Code)

[+86-510-87838598]
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into Material Definitive Agreement.

 On February 12, 2010, China Environmental Protection Inc., a Nevada corporation (the “Company”), filed a Form 8-K in connection with a merger transaction. In Footnote 2 to the “Security Ownership of Certain Beneficial Owners and Management” table under Item 1.01, it states the following:

(2)
Mr. Boping Li, his wife Ms. Qinfen Ding and Mr. Weihua Zhao, the sole shareholder of Crown Orient International Limited, a BVI corporation and our principal shareholder, have entered into an agreement dated January 27, 2010, pursuant to which Mr. Li and Ms. Ding may purchase shares of the common stock of Crown Orient International Limited from Mr. Zhao for a nominal price if the merged company achieves certain revenue thresholds.

 On May 13, 2010, Mr. Boping Li, his wife Ms. Qinfen Ding and Mr. Weihua Zhao entered into an amendment to the agreement and this Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) is being filed to amend the footnote on the original filing as the following.

(2)
Mr. Boping Li, his wife Ms. Qinfen Ding and Mr. Weihua Zhao, the sole shareholder of Crown Orient International Limited, a BVI corporation and our principal shareholder, have entered into an agreement dated January 27, 2010, pursuant to which Mr. Li and Ms. Ding may purchase shares of the common stock of Crown Orient International Limited from Mr. Zhao for a nominal price if the merged company achieves certain revenue thresholds. On May 13, 2010, Mr. Boping Li, His wife Qinfen Ding and Mr. Weihua Zhao have entered into an amendment and restatement to this agreement (the “Amendment”) which deleted the revenue threshold requirements and pursuant to which, Mr. Li and Ms. Ding may purchase shares of the common stock of Crown Orient International Limited from Mr. Zhao within certain period of time. A fully executed copy of the Amendment is attached hereto and incorporated by reference herein as Exhibit 99.1.

On May 13, 2010, Mr. Weihua Zhao and Mr. Boping Li also entered into an entrustment agreement (the “Entrustment Agreement”) pursuant to which, Mr. Weihua Zhao entrusted to Mr. Boping Li the right of management and operation of Crown Orient International Limited and authorized Mr. Li as his exclusive agent and attorney with respect to all his shareholder’s rights and shareholder’s voting rights. A fully executed copy of the Entrustment Agreement is attached hereto and incorporated by reference herein as Exhibit 99.2.

Except as described above, no other changes have been made to the original filing and this Amendment No. 1 does not amend or update any other information contained in the original filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	The Amendment and Restatement to the Option Agreement, dated May 13, 2010
99.2	The Entrustment Agreement, dated May 13, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2010

CHINA ENVIRONMENTAL PROTECTION INC.

By	/s/ Boping Li
Name: Boping Li Title: Chief Executive Officer